UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0- 23441	94-3065014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue San Jose, California	95138-1002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(408) 414-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Power Integrations, Inc.’s announcement (the “Press Release”) regarding its financial results for the quarter ended September 30, 2004 (the “Results”) and forward-looking statements relating to fiscal 2004, and its stock repurchase program.

In conjunction with the issuance of the Press Release, Power Integrations conducted a conference call on October 20, 2004 to discuss the Results with investors and financial analysts. Copies of the transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release Dated October 20, 2004

99.2	Transcript of conference call held on October 20, 2004.

The information in this report and the accompanying exhibit shall not be incorporated by reference into any filings of Power Integrations with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

Power Integrations, Inc.

By:	/s/ John M. Cobb
John M. Cobb
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Power Integrations Press Release, issued October 20, 2004.
99.2	Transcript of conference call held on October 20, 2004.